Supplement dated August 30, 2024, to the Initial Summary Prospectus, Updating Summary Prospectus, and Statutory
Prospectus dated May 1, 2024, for the

Pacific Choice Variable Annuity contracts issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce certain changes. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus (collectively, the “Prospectus”) for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. “We’’, “us’’, or “our” refer to Pacific Life & Annuity Company, as applicable; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 748-6907, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective November 1, 2024, the DCA Plus Fixed Option and the DCA Plus service are no longer available for contracts issued on or after November 1, 2024. All references to the DCA Plus Fixed Option and DCA Plus are hereby not applicable for contracts issued after November 1, 2024.

If you purchased a contract prior to November 1, 2024, the DCA Plus Fixed Option and DCA Plus will remain available, subject to the terms of your contract and prospectus.

Form No. PCVANYSUP0824